UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 14, 2002

                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Commission File Number 0-24484



                                 MPS Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Florida                                     59-3116655
  ---------------------------------                -----------------------
      (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)                 Identification No.)


                1 Independent Drive, Jacksonville, Florida 32202
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (904) 360-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7.    Financial Statements, Pro Forma Information and Exhibits.
           --------------------------------------------------------

           (c)        Exhibits.

           Exhibit 99.1 Statement of Timothy D. Payne, President and Chief Executive Officer of MPS Group, Inc. pursuant to Securities and Exchange Commission Order No. 4-460.

           Exhibit 99.2 Statement of Robert P. Crouch, Senior Vice President and Chief Financial Officer of MPS Group, Inc. pursuant to Securities and Exchange Commission
                          Order No. 4-460.

           Exhibit 99.3 Statement of Timothy D. Payne, President, Chief Executive Officer and Director of MPS Group, Inc. pursuant to 18 U.S.C. Section 1350.

           Exhibit 99.4 Statement of Robert P. Crouch, Senior Vice President, Treasurer and Chief Financial Officer of MPS Group, Inc. pursuant to 18 U.S.C. Section 1350.




Item 9.    Regulation FD Disclosure.
           ------------------------

     On August 14, 2002, the Chief Executive Officer and Chief Financial Officer of MPS Group, Inc. delivered statements to the Securities and Exchange Commission in accordance with the requirements of Securities and Exchange
Commission Order No. 4-460 and 18 U.S.C. Section 1350. Copies of these statements are attached as exhibits to this report. These statements are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MPS Group, Inc.

Date:  August 14, 2002



                                               /s/ Robert P. Crouch
                                               ---------------------------------
                                               Robert P. Crouch
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer